UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018 (December 11, 2018)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California 92614
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2018, the board of directors (the “Board”) of Terra Tech Corp. (the “Company”) acted by unanimous written consent to approve and adopt the Company’s 2018 Equity Incentive Plan (the “2018 Plan”). In addition, the Board approved the forms of stock option agreement to be used by participants under the 2018 Plan.

The number of shares of the Company’s common stock which may be issued from time to time pursuant to the 2018 Plan shall be the sum of: 6,600,000 shares, plus (ii) any shares of common stock that are represented by awards granted under the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) that are forfeited, expire or are cancelled without delivery of shares of common stock or which result in the forfeiture of shares of common stock back to the Company on or after December 11, 2018, or the equivalent of such number of shares after the administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with the terms of the 2018 Plan; provided, however, that no more than 2,000,000 shares shall be added to the 2018 Plan pursuant to subsection (ii). If the Company’s capital structure changes because of a reorganization, recapitalization, reclassification, stock dividend, stock split or similar event, the number of shares that can be issued under the 2018 Plan will be appropriately adjusted. The 2018 Plan permits the award of stock options (both incentive and non-qualified options), shares of common stock, and other equity or equity-based awards.

On December 11, 2018, the Company issued non-qualified stock options to Executive Officers and Directors as follows: Derek Peterson, 1,500,000; Michael Nahass, 1,500,000; Michael James, 1,200,000; Alan Gladstone, 600,000; and Steven Ross, 300,000. The options have an exercise price of $1.00, which is the closing price of the common stock on the date of grant, expire ten years from the date of grant, and vest in twelve equal installments, with the first installment vesting on December 31, 2018 and the remaining installments vesting quarterly thereafter.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Terra Tech Corp. 2018 Equity Incentive Plan
10.2	Form of Stock Option Agreement - Employee
10.3	Form of Stock Option Agreement - Executive Officer
10.4	Form of Stock Option Agreement - Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: December 17, 2018	By:	/s/ Derek Peterson
Derek Peterson
Chief Executive Officer

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